Goodwill, Net	12 Months Ended
May 31, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill, Net
9.	GOODWILL, NET
Goodwill, net, consisted of the following:

	As of May 31,
	2023	2024
	US$	US$
Beginning balance	106,588	141,299
Acquisition	38,992	—
Exchange differences	(4,281)	(1,556)

Ending balance	141,299	139,743
Accumulated impairment	(35,785)	(35,785)

Goodwill, net	105,514	103,958

The Group performed its annual goodwill impairment testing at the end of each reporting period or more frequently if events or changes in circumstances indicate that it might be impaired. In its goodwill impairment assessment, the Group concluded that the fair value of reporting units exceeded their carrying amounts and recorded no impairment losses for the years ended May 31, 2022, 2023 and 2024, respectively. The Group determined the fair value of the reporting units by using the income approach with significant unobservable inputs.